                                                                   EXHIBIT 10.28

                      THE CORPORATEPLAN FOR RETIREMENT(SM)
                                 EXECUTIVE PLAN

                               BASIC PLAN DOCUMENT

                                 IMPORTANT NOTE

THIS DOCUMENT HAS NOT BEEN APPROVED BY THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE OR ANY OTHER GOVERNMENTAL ENTITY. AN ADOPTING EMPLOYER MUST DETERMINE WHETHER THE PLAN IS SUBJECT TO THE FEDERAL SECURITIES LAWS AND THE SECURITIES LAWS OF THE VARIOUS STATES. AN ADOPTING EMPLOYER MAY NOT RELY ON THIS DOCUMENT TO ENSURE ANY PARTICULAR TAX CONSEQUENCES OR TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES CANNOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY THE EMPLOYER'S ATTORNEY PRIOR TO EXECUTION.

                           CORPORATEPLAN FOR EXECUTIVE
                               BASIC PLAN DOCUMENT

ARTICLE 1
    ADOPTION AGREEMENT

ARTICLE 2
    DEFINITIONS

    2.01 - Definitions

ARTICLE 3
    PARTICIPATION

    3.01 - Date of Participation
    3.02 - Resumption of Participation Following Re employment
    3.03 - Cessation or Resumption of Participation Following a Change in Status

ARTICLE 4
    CONTRIBUTIONS

    4.01 - Deferral Contributions
    4.02 - Matching Contributions
    4.03 - Employer Contributions
    4.04 - Time of Making Contributions

ARTICLE 5

    PARTICIPANTS' ACCOUNTS

    5.01 - Individual Accounts

ARTICLE 6
    INVESTMENT OF CONTRIBUTIONS

    6.01 - Manner of Investment
    6.02 - Investment Decisions

ARTICLE 7
    RIGHT TO BENEFITS

    7.01 - Normal or Early Retirement
    7.02 - Death
    7.03 - Other Termination of Employment
    7.04 - Separate Account
    7.05 - Forfeitures
    7.06 - Adjustment for Investment Experience
    7.07 - Unforeseeable Emergency Withdrawals
    7.08 - Change in Control

ARTICLE 8
    DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE

    8.01 - Distribution of Benefits to Participants and Beneficiaries
    8.02 - Determination of Method of Distribution
    8.03 - Notice to Trustee
    8.04 - Time of Distribution

ARTICLE 9

    AMENDMENT AND TERMINATION

    9.01 - Amendment by Employer
    9.02 - Retroactive Amendments
    9.03 - Termination
    9.04 - Distribution Upon Termination of the Plan

ARTICLE 10
    MISCELLANEOUS

    10.01 - Communication to Participants
    10.02 - Limitation of Rights
    10.03 - Nonalienability of Benefits
    10.04 - Facility of Payment
    10.05 - Information between Employer and Trustee
    10.06 - Notices
    10.07 - Governing Law

ARTICLE 11
    PLAN ADMINISTRATION

    11.01 - Powers and responsibilities of the Administrator

    11.02 - Nondiscriminatory Exercise of Authority

    11.03 - Claims and Review  Procedures

                                    PREAMBLE

IT IS THE INTENTION OF THE EMPLOYER TO ESTABLISH HEREIN AN UNFUNDED PLAN MAINTAINED SOLELY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION FOR A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES AS PROVIDED IN ERISA.

ARTICLE 1. ADOPTION AGREEMENT.

ARTICLE 2. DEFINITIONS.

2.01. DEFINITIONS.

      (a)Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

          (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains or losses included thereon.

          (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(b).

          (3) "Adoption Agreement" means Article 1, under which the Employer establishes and adopts or amends the Plan and designates the optional provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan.

          (4) "Beneficiary" means the person or persons entitled under Section
          7.02 to receive benefits under the Plan upon the death of a Participant.

          (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (6) "Compensation" means for purposes of Article 4 (Contributions) wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the employee a written statement under Section 6041(d) and 6051(a)(3) of the Code, excluding any items elected by the Employer in
          Section 1.04, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. Compensation shall be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

            Compensation shall also include amounts deferred pursuant to an election under Section 4.01.

            In the case of any Self-Employed Individual or an Owner-Employee, Compensation means the Self-Employed Individual's Earned Income.

          (7) "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989 net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Section 404 of the Code.

          (8) "Employee" means any employee of the Employer, Self-Employed Individual or Owner-Employee.

          (9) "Employer" means the employer named in Section 1.02(a) and any Related Employers designated in Section 1.02(b).

          (10) "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service.

          (11) "Entry Date" means the date(s) designated in Section 1.03(b).

          (12) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

          (13) "Fund Share" means the share, unit, or other evidence of ownership in a Permissible Investment.

          (14) "Hour of Service" means, with respect to any Employee,

              (A) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period in which the duties were performed;

              (B) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                (i) No more than 501 Hours of Service shall be credited under this paragraph (B) on account of any single continuous period during which the Employee performs no duties;

                (ii) Hours of Service shall not be credited under this paragraph
                (B) for a payment which solely reimburses the Employee for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

                (iii) If the period during which the Employee performs no duties falls within two or more computation periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such computation periods on any reasonable basis consistently applied with respect to similarly situated Employees; and

              (C) Each hour not counted under paragraph (A) or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award agreement or payment is made.

                For purposes of determining Hours of Service, Employees of the
              Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above, Hours of Service will be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations, which are incorporated herein by reference.

                Solely for purposes of determining whether a break in service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

          (15) "Normal Retirement Age" means the normal retirement age specified in Section 1.07(f) of the Adoption Agreement.

          (16) "Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the sole proprietor, or, if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest or the profits interest of the partnership.

          (17) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

          (18) "Permissible Investment" means the investments specified by the Employer as available for investment of assets of the Trust and agreed to by the Trustee. The Permissible Investments under the Plan shall be listed in the Service Agreement.

          (19) "Plan" means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

          (20) "Plan Year" means the 12-consecutive-month period designated by the Employer in Section 1.01(c).

          (21) "Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in
          Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o).

          (22) "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

          (23) "Service Agreement" means the agreement between the Employer and Trustee regarding the arrangement between the parties for recordkeeping services with respect to the Plan.

          (24) "Trust" means the trust created by the Employer.

          (25) "Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in a separate agreement, under which assets are held, administered, and managed subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Plan Participants and their Beneficiaries as specified in the Plan.

          (26) "Trust Fund" means the property held in the Trust by the Trustee.

          (27) "Trustee" means the corporation or individual(s) appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

          (28) "Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employer (the elapsed time method to compute vesting service), subject to any exclusions elected by the Employer in
          Section 1.07(c). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.07(c). An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

            In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

            In the case of a Participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance.

            A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service.

            In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence
          (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

            If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Years of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in Section 1.08.

      (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.

ARTICLE 3. PARTICIPATION.

3.01. DATE OF PARTICIPATION. An eligible Employee (as set forth in Section 1.03(a)) who has filed an election pursuant to Section 4.01 will become a Participant in the Plan on the first Entry Date coincident with or following the date on which such election would otherwise become effective, as determined under Section4.01.

3.02. RESUMPTION OF PARTICIPATION FOLLOWING REEMPLOYMENT. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will again become a Participant as of an Entry Date following the date on which he completes an Hour of Service for the Employer following his re employment, if he is an eligible Employee as defined in Section 1.03(a), and has filed an election pursuant to Section 4.01.

3.03. CESSATION OR RESUMPTION OF PARTICIPATION FOLLOWING A CHANGE IN STATUS. If any Participant continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee as defined in Section 1.03(a), the individual shall continue to be a Participant until the entire amount of his benefit is distributed; however, the individual shall not be entitled to make Deferral Contributions or receive an allocation of Matching contributions during the period that he is not an eligible Employee. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes an eligible Employee, the individual shall resume full participation in accordance with Section 3.01.

ARTICLE 4. CONTRIBUTIONS.

4.01. DEFERRAL CONTRIBUTIONS. Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage, not exceeding the percentage set forth in Section 1.05(a) and equal to a whole number multiple of one (1) percent, per payroll period, subject to any election regarding bonuses, as set out in Subsection 1.05(a)(2). Such agreement shall become effective on the first day of the period as set forth in the Participant's election. The election will be effective to defer Compensation relating to all services performed in a calendar year subsequent to the filing of such an election, subject to any election regarding bonuses, as set out in Subsection 1.05(a)(2). An election once made will remain in effect until a new election is made, provided, however that such an election choosing a distribution date pursuant to 1.06(b)(1)(B) will become ineffective the first day of the calendar year preceding the calendar year in which the election requires the distribution to be made. A new election will be effective as of the first day of the following calendar year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election. The Employer shall credit an amount to the account maintained on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. A Participant may revoke a salary reduction agreement for a calendar year during that year, provided, however, that such revocation shall apply only to Compensation not yet earned. In that event, the Participant shall be precluded from electing to defer future Compensation hereunder during the calendar year to which the revocation applies. Notwithstanding the above,

      (a) in the calendar year in which the Plan first becomes effective or in the year in which the Participant first becomes eligible to participate, an election to defer compensation may be made within 30 days after the Participant is first eligible or the Plan is first effective, which election shall be effective with respect to Compensation payable with respect to services rendered after the date of the election; and

      (b) in the event the Employer has elected to permit the deferral of bonus payments hereunder, a salary reduction agreement applicable to such bonus deferral must be made in the calendar year immediately preceding the calendar year to which the bonus relates.

4.02. MATCHING CONTRIBUTIONS. If so provided by the Employer in Section 1.05(b), the Employer shall make a "Matching Contribution" to be credited to the account maintained on behalf of each Participant who had "Deferral Contributions" pursuant to Section 4.01 made on his behalf during the year and who meets the requirement, if any, of Section 1.05(b)(3). The amount of the "Matching Contribution" shall be determined in accordance with Section 1.05(b).

4.03. EMPLOYER CONTRIBUTIONS. If so provided by the Employer in Section 1.05(c)(1), the Employer shall make an "Employer Contribution" to be credited to the account maintained on behalf of each Participant who meets the requirement, if any, of Section 1.05(c)(3) in the amount required by Section 1.05(c)(1). If so provided by the Employer in Section 1.05(c)(2), the Employer may make an "Employer Contribution" to be credited to the account maintained on behalf of any Participant in such an amount as the Employer, in its sole discretion, shall determine. In making "Employer Contributions" pursuant to Section 1.05(c)(2), the Employer shall not be required to treat all Participants in the same manner in determining such contributions and may determine the "Employer Contribution" of any Participant to be zero.

4.04. TIME OF MAKING CONTRIBUTIONS. The Employer shall remit contributions deemed made hereunder to the Trust as soon as practicable after such contributions are deemed made under the terms of the Plan.

ARTICLE 5. PARTICIPANTS' ACCOUNTS.

5.01. INDIVIDUAL ACCOUNTS. The Administrator will establish and maintain an Account for each Participant, which will reflect Matching and Deferral Contributions credited to the Account on behalf of the Participant and earnings, expenses, gains and losses credited thereto, and deemed investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. Participants will be furnished statements of their Account values at least once each Plan Year. The Administrator shall provide the Trustee with information on the amount credited to the separate account of each Participant maintained by the Administrator in its records.

ARTICLE 6. INVESTMENT OF CONTRIBUTIONS.

6.01. MANNER OF INVESTMENT. All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in eligible investments selected by the Employer in the Service Agreement.

6.02. INVESTMENT DECISIONS. Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with the Employer's election in
Section 1.11(a).

        (a) All dividends, interest, gains and distributions of any nature that would be earned in respect of Fund Shares in which the Account is treated as investing shall be credited to the Account as though reinvested in additional shares of that Permissible Investment.

        (b) Expenses that would be attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is treated as having been made.

ARTICLE 7. RIGHT TO BENEFITS.

7.01. NORMAL OR EARLY RETIREMENT. If provided by the Employer in Section 1.07(e), each Participant who attains his Normal Retirement Age or Early Retirement Age will have a nonforfeitable interest in his Account in accordance with the vesting schedule(s) elected in Section 1.07. If a Participant retires on or after attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. On or after his normal retirement, the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06, will be distributed to him in accordance with Article 8.

      If provided by the Employer in Section 1.07, a Participant who separates from service before satisfying the age requirements for early retirement, but has satisfied the service requirement will be entitled to the distribution of his Account, subject to the provisions of Section 7.06, in accordance with
Article 8, upon satisfaction of such age requirement.

7.02. DEATH. If a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become vested in accordance with the vesting schedule(s) elected in Section 1.07 and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

      A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries, by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

      A copy of the death certificate or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

7.03. OTHER TERMINATION OF EMPLOYMENT. If provided by the Employer in Section 1.07, if a Participant terminates his employment for any reason other than death or normal retirement, he will be entitled to a termination benefit equal to (i) the vested percentage(s) of the value of the Matching Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentage(s) determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.07, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain or loss. The amount payable under this
Section 7.03 will be subject to the provisions of Section 7.06 and will be distributed in accordance with Article 8.

7.04. SEPARATE ACCOUNT. If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100 percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Matching Contributions allocated after such distribution. The balance of his Account immediately after such distribution will be transferred to a separate account that will be maintained for the purpose of determining his interest therein according to the following provisions.

      At any relevant time prior to a forfeiture of any portion thereof under
Section 7.05, a Participant's nonforfeitable interest in his Account held in a separate account described in the preceding paragraph will be equal to P(AB +
(RxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.05 below, any balance in the Participant's separate account will remain fully vested and nonforfeitable.

7.05. FORFEITURES. If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.03 will be forfeited by him.

7.06. ADJUSTMENT FOR INVESTMENT EXPERIENCE. If any distribution under this
Article 7 is not made in a single payment, the amount remaining in the Account after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is treated as invested and any expenses properly charged under the Plan to such amounts.

7.07. UNFORESEEABLE EMERGENCY WITHDRAWALS. Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw his Account (and earnings thereon) prior to retirement or termination of employment, except that, to the extent permitted under Section 1.09, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of a unforeseeable emergency as determined by the Administrator.

7.08. CHANGE IN CONTROL. If the Employer has elected to apply Section 1.06(c), then, upon a Change in Control, as defined in Section 1.12, notwithstanding any other provision of the Plan to the contrary, all Participants shall have a nonforfeitable right to receive the entire amount of their account balances under the Plan and all such amounts shall be paid out to Participants as soon as administratively practicable.

ARTICLE 8. DISTRIBUTION OF BENEFITS.

8.01. FORM OF DISTRIBUTION OF BENEFITS TO PARTICIPANTS AND BENEFICIARIES. The Plan provides for distribution as a lump sum to be paid in cash on the date specified by the Employer in Section 1.06 pursuant to the method provided in
Section 8.02. If elected by the Employer in Section 1.10 and specified in the Participant's deferral election, the distribution will be paid through a systematic withdrawal plan (installments) for a time period not exceeding 10 years beginning on the date specified by the Employer in Section 1.06.

8.02. EVENTS REQUIRING DISTRIBUTION OF BENEFITS TO PARTICIPANTS AND
      BENEFICIARIES.

      (a) If elected by the Employer in Section 1.06(a), the Participant will receive a distribution upon the earliest of the events specified by the Employer in Section 1.06(a), subject to the provisions of Section 7.08, and at the time indicated in Section 1.06(a)(2). If the Participant dies before any event in Section 1.06(a) occurs, the Participant shall be considered to have terminated employment and the Participant's benefit will be paid to the Participant's Beneficiary in the same form and at the same time as it would have been paid to the Participant pursuant to this
      Article 8.

      (b) If elected by the Employer in Section 1.06(b), the Participant will receive a distribution of all amounts not deferred pursuant to Section 1.06(b)(1)(B) (and earnings attributable to those amounts) upon termination of employment. If elected by the Employer in Section 1.06(b)(1)(B), the Participant shall have the election to receive distributions of amounts deferred pursuant to Section 4.01 (and earnings attributable to those amounts) after a date specified by the Participant in his deferral election which is at least 12 months after the first day of the calendar year in which such amounts would be earned. Amounts distributed to the Participant pursuant to Section 1.06(b) shall be distributed at the time indicated in Section 1.06(b)(2). Subject to the provisions of Section 7.08, the Participant shall receive a distribution in the form provided in Section 8.01. If the Participant dies before any event in Section 1.06(a) occurs, the Participant shall be considered to have terminated employment and the Participant's benefit will be paid to the Participant's Beneficiary in the same form and at the same time as it would have been paid to the Participant pursuant to this Article 8. However, if the Participant dies before the date specified by the Participant in an election pursuant to Section 1.06(b)(1)(B), then the Participant's benefit shall be paid to the Participant's Beneficiary in the form provided in Section 8.01 as if the Participant had elected to be paid at termination of employment.

8.03. DETERMINATION OF METHOD OF DISTRIBUTION. The Participant will determine the method of distribution of benefits to himself and his Beneficiary, subject to the provisions of Section 8.02. Such determination will be made at the time the Participant makes a deferral election. Unless the Employer has elected
Section 1.06(b) to control distributions, the period certain specified in a Participant's first deferral election specifying distribution under a systematic withdrawal plan shall apply to all subsequent elections of distributions under a systematic withdrawal plan made by the Participant. Once a Participant has made an election for the method of distribution, that election shall be effective for all contributions made on behalf of the Participant attributable to any Plan Year after that election was made and before the Plan Year in which that election was altered in the manner prescribed by the Administrator. If the Participant does not designate in the manner prescribed by the Administrator the method of distribution to him and his Beneficiary, the method of distribution shall be a lump sum at termination of employment.

8.04. NOTICE TO TRUSTEE. The Administrator will notify the Trustee, pursuant to the method stated in the Trust Agreement for providing direction, whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.

8.05. TIME OF DISTRIBUTION. In no event will distribution to a Participant be made later than the date specified by the Participant in his salary reduction agreement. All distributions will be made as soon as administratively feasible following the distribution date specified in Section 1.06 or Section 7.08, if applicable.

ARTICLE 9. AMENDMENT AND TERMINATION.

9.01 AMENDMENT BY EMPLOYER. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Code or ERISA. The Employer's board of directors or other individual specified in the resolution adopting this Plan shall act on behalf of the Employer for purposes of this Section 9.01.

9.02 RETROACTIVE AMENDMENTS. An amendment made by the Employer in accordance with Section 9.01 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or ERISA or to conform the Plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 9.01.

9.03. TERMINATION. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

9.04. DISTRIBUTION UPON TERMINATION OF THE PLAN. Upon termination of the Plan, no further Deferral Contributions or Matching Contributions shall be made under the Plan, but Accounts of Participants maintained under the Plan at the time of termination shall continue to be governed by the terms of the Plan until paid out in accordance with the terms of the Plan.

ARTICLE 10. MISCELLANEOUS.

10.01. COMMUNICATION TO PARTICIPANTS. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

10 02. LIMITATION OF RIGHTS. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby.

10.03. NONALIENABILITY OF BENEFITS. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law.

10 04. FACILITY OF PAYMENT. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may disburse such payments, or direct the Trustee to disburse such payments, as applicable, to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

10.05. INFORMATION BETWEEN EMPLOYER AND TRUSTEE. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code or ERISA and any regulations issued or forms adopted thereunder.

10.06. NOTICES. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

      (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

      (b) If to the Trustee, to it at the address set forth in the Trust Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

10.07. GOVERNING LAW. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law principles.

ARTICLE 11. PLAN ADMINISTRATION.

11.01. POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

      (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

      (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

      (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

      (d) To administer the claims and review procedures specified in Section 11.03;

      (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

      (f) To determine the person or persons to whom such benefits will be paid;

      (g) To authorize the payment of benefits;

      (h) To comply with any applicable reporting and disclosure requirements of
      Part 1 of Subtitle B of Title I of ERISA;

      (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

      (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan;

11.02. NONDISCRIMINATORY EXERCISE OF AUTHORITY. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

11.03. CLAIMS AND REVIEW PROCEDURES.

      (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review, including a statement of the such person's right to bring a civil action under Section 502(a) of ERISA following as adverse determination upon review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period).

        If the claim concerns disability benefits under the Plan, the Plan Administrator must notify the claimant in writing within 45 days after the claim has been filed in order to deny it. If special circumstances require an extension of time to process the claim, the Plan Administrator must notify the claimant before the end of the 45-day period that the claim may take up to 30 days longer to process. If special circumstances still prevent the resolution of the claim, the Plan Administrator may then only take up to another 30 days after giving the claimant notice before the end of the original 30-day extension. If the Plan Administrator gives the claimant notice that the claimant needs to provide additional information regarding the claim, the claimant must do so within 45 days of that notice.

      (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. This written request may include comments, documents, records, and other information relating to the claim for benefits. The claimant shall be provided, upon the claimant's request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits. The review will take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

        If the initial claim was for disability benefits under the Plan and has been denied by the Plan Administrator, the claimant will have 180 days from the date the claimant received notice of the claim's denial in which to appeal that decision. The review will be handled completely independently of the findings and decision made regarding the initial claim and will be processed by an individual who is not a subordinate of the individual who denied the initial claim. If the claim requires medical judgment, the individual handling the appeal will consult with a medical professional whom was not consulted regarding the initial claim and who is not a subordinate of anyone consulted regarding the initial claim and identify that medical professional to the claimant.

        The Plan Administrator shall provide the claimant with written notification of a plan's benefit determination on review. In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the claimant - the specific reason or reasons for the adverse determinations, reference to the specific plan provisions on which the benefit determination is based, a statement that the claimant is entitled to receive, upon the claimant's request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits.

                      THE CORPORATEPLAN FOR RETIREMENT(SM)
                                 EXECUTIVE PLAN

                               ADOPTION AGREEMENT

                                 IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An Adopting Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Adopting Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot provide you with legal advice in connection with the execution of this document. This document should be reviewed by the Employer's attorney prior to execution.

                               ADOPTION AGREEMENT
                                    ARTICLE 1

1.01  PLAN INFORMATION

      (a)   NAME OF PLAN:

            This is the Wabash National Corporation Supplemental Plan

            __________________________________________________Plan (the "Plan").

      (b)   NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:

            ____________________________________________________________________

            Address: ___________________________________________________________

            Phone Number: ______________________________________________________

            The Plan Administrator is the agent for service of legal process for the Plan.

      (c)   PLAN YEAR END is December 31.

      (d)   PLAN STATUS (check one):

            (1)   [X] Effective Date of new Plan: 2/01/03

            (2)   [ ] Amendment Effective Date: ______________________

                        The original effective date of the Plan: _______________

1.02  EMPLOYER

      (a)   THE EMPLOYER IS: Wabash National Corporation

            Address:         1000 Sagamore Parkway South

                             Lafayette, IN 47903

            Contact's Name:  Mr. Raymond Sheagley

            Telephone Number: 765-771-5300

            (1)      Employer's Tax Identification Number: 52-1375208

            (2)      Business form of Employer (check one):

                     (A)   [X] Corporation (Other than a Subchapter S
                               corporation)

                     (B)   [ ] Other (e.g., Subchapter S corporation,
                               partnership, sole proprietor)

            (3)      Employer's fiscal year end: December 31

      (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(s) (as defined in Section 2.01(a)(21)):

                     ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

1.03  COVERAGE

      (a)   THE FOLLOWING EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN THE PLAN:

      (1) [ ] Only those Employees listed in Attachment A will be eligible to participate in the Plan.

      (2) [X] Only those Employees in the eligible class described below will be eligible to participate in the Plan: Salary Grades
            11-18

      (3) [ ] Only those Employees described in the Board of Directors Resolutions attached hereto and hereby made a part hereof will be eligible to participate in the Plan.

      (b)   THE ENTRY DATE(s) SHALL BE (check one):

            (1)   [ ] each January 1.

            (2)   [ ] each January 1 and each July 1.

            (3)   [ ] each January 1 and each April 1, July 1 and October 1.

            (4)   [ ] the first day of each month.

            (5)   [X] immediate upon meeting the eligibility requirements
                      specified in Subsection 1.04(a).

1.04  COMPENSATION

      FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED (CHECK (a) OR (b) BELOW, AS APPROPRIATE):

      (a) [X] IN SECTION 2.01(a)(6), (check (1) or (2) below, if and as appropriate)):

                  (1)   [ ] but excluding (check the appropriate box(es)):

                            (A)  [ ] Overtime Pay.

                            (B)  [ ] Bonuses.

                            (C)  [ ] Commissions.

                            (D)  [ ] The value of a qualified or a non-qualified
                                      stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                            (E)  [ ]  The following:

                                   _____________________________________________
                                   _____________________________________________
                                   _____________________________________________

                  (2)   [ ] except as otherwise provided below:

                          _____________________________________________
                          _____________________________________________
                          _____________________________________________

      (b) [ ] IN THE ________________________PLAN MAINTAINED BY THE EMPLOYER TO THE EXTENT IT IS IN EXCESS OF THE LIMIT IMPOSED UNDER CODE
                SECTION 401(a)(17).

1.05  CONTRIBUTIONS

      (a)   EMPLOYEE CONTRIBUTIONS (COMPLETE ALL THAT APPLY)

                  (1) [X] Deferral Contributions. The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the calendar year (or portion of the calendar year) in question, not to exceed __60_______% of Compensation for that calendar year, subject, however, to any election regarding bonuses, as set out in Subsection 1.05(a)(2).

                  (2) [X] Bonus Contributions. The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral

             Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer that are made for such Participants during the calendar year. The Compensation definition elected by the Employer in Section 1.04 must include bonuses if bonus contributions are permitted.

      (b) [X] MATCHING CONTRIBUTIONS (CHOOSE (1) OR (2) BELOW, AND (3) BELOW, AS APPLICABLE.)

        (1) [X] The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

                 (A) [ ] 50%

                 (B) [ ] 100%

                 (C) [ ]_________ %

                 (D) [X] (Tiered Match) 100 % of the first 3 % of the
                          Participant's Compensation contributed to the Plan,

                          50 % of the next 2 % of the Participant's Compensation contributed to the Plan,

                           __________% of the next _____________% of the
                           Participant's Compensation contributed to the Plan.

                 (E) [ ] The percentage declared for the year, if any, by a
                         Board of Directors' resolution.

                 (F) [ ] Other:  ________________________________________
                                     ____________________________________
                                     ____________________________________
                                     ____________________________________

        (2) [ ] Matching Contribution Offset. For each Participant who has made deferrals of at least the maximum amount allowed pursuant to Section 402(g) of the Code or the maximum allowed under the Employer's plan listed below to such plan, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

                  (A) The Matching Employer Contribution, as defined in the ___________________________ Plan that the Participant would have received under the ______________Plan on the sum of the Deferral Contributions and the Participant's deferrals hereunder, as defined therein, that the Participant actually made to such Plan, if no limits otherwise imposed by the Code, and regulations issued thereunder, applied to such Matching Employer Contribution and the Participant's Deferral Contributions are deemed to have been made to the Plan;

                  (B) The Matching Employer Contributions actually made to such Participant under the ___________________________
                        Plan for the Plan Year of the determination of the Matching Contribution hereunder.

        (3) [ ]   Matching Contribution Limits (check the appropriate box(es)):

                  (A)   [ ] Deferral Contributions in excess of ________% of the
                            Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                        Note: If the Employer elects a percentage limit in (A)
                              above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

                  (B)   [ ] Matching Contributions for each Participant for each
                            Plan Year shall be limited to $___________.

        (4) Eligibility Requirement(s) for Matching Contributions. A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

                 (A)    [ ] Is employed by the Employer on the last day of the
                            Plan Year.

                 (B)    [ ] Earns at least 500 Hours of Service during the Plan
                            Year.

                 (C)    [ ] Earns at least 1,000 Hours of Service during the
                            Plan Year.

                 (D)    [X] Other: Employed at least 3 calendar months .

                 (E)    [ ] No requirements.

                  NOTE: If option (A), (B) or (C) above is selected, then Matching Contributions can only be MADE by the Employer AFTER the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

      (c)   EMPLOYER CONTRIBUTIONS

      (1) [ ] Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Participant in an amount determined as described below (check at least one):

            (A)  [ ]  In an amount equal to __% of each Participant's
                      Compensation each Plan Year.

            (B)  [ ]  In an amount determined and allocated as described below:

                      __________________________________________________________
                      __________________________________________________________
                      __________________________________________________________
                      __________________________________________________________

            (C)  [ ]  In an amount equal to (check at least one):

                  (i). [ ] Any profit sharing contribution that
                  the Employer would have made on behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):
                      __________________________________________________________
                      __________________________________________________________

                  (ii) [ ] Any contribution described in Code Section 401(m) that the Employer would have made on behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):

                      __________________________________________________________
                      __________________________________________________________

      (2) [X] Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Participants in any amount, as determined by the Employer in its sole discretion from time to time, which amount may be zero.

      (3) Eligibility Requirement(s) for Employer Contributions. A Participant shall only be entitled to Employer Contributions under Section 1.05(c)(1) for a Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

            (A)   [ ] Is employed by the Employer on the last day of the Plan
                      Year.

            (B)   [ ] Earns at least 500 Hours of Service during the Plan Year.

            (C)   [ ] Earns at least 1,000 Hours of Service during the Plan
                      Year.

            (D)   [X] Other: Employed at least 3 calendar months
                      __________________________________________________________
                      __________________________________________________________

            (E)   [ ] No requirements.

1.06  DISTRIBUTION DATES

            Distribution from a Participant's Account pursuant to Section 8.02 shall begin upon the following date(s) (check either (a) or (b); check (c), if desired):

            (a)   [X]   NON-CLASS YEAR ACCOUNTING (COMPLETE (1) AND (2)).

                        (1) The earliest of termination of employment with the Employer and the following event(s) (check appropriate box(es); if none selected, all distributions will be upon termination of employment):

                            (A)   [X] Attainment of Normal Retirement Age (as
                                      defined in Section 1.07(f)).

                            (B)   [X] Attainment of Early Retirement Age (as
                                      defined in Section 1.07(g)).

                            (C)   [X] The date on which the Participant becomes
                                      disabled (as defined in Section 1.07(h)).

                        (2)Timing of distribution (check either (A) or (B)).

                             (A)  [X] The Distribution of the Participant's
                                      Account will be begin in the month
                                      following the event described in (a)(1)
                                      above.

                             (B)  [ ] The Distribution of the Participant's
                                      Account will begin as soon as
                                      administratively feasible in the calendar year following distribution event described in (a)(1) above.

            (b)   [ ]   CLASS YEAR ACCOUNTING (COMPLETE (1) AND (2)).

                        (1) Upon (check at least one; (A) must be selected if plan has contributions pursuant to section 1.05(b) or (c)):

                             (A)  [ ] Termination of employment with the
                                      Employer.

                             (B)  [ ]   The date elected by the Participant,
                                      pursuant to Plan Section 8.02, and subject to the restrictions imposed in Plan
                                      Section 8.02 with respect to future
                                      Deferral Contributions, in which event
                                      such date of distribution must be at least one year after the date such Deferral Contribution would have been paid to the Participant in cash in the absence of the election to make the Deferral
                                      Contribution.

                        (2)   Timing of distribution (check either (A) or (B)).

                             (A)  [ ] The Distribution of the Participant's
                                      Account will begin _______ (specify month and day)following the event described in
                                      (b)(1) above.

                  (B) [ ] The Distribution of the Participant's Account will begin _______ (specify month and day) of the calendar year following the event described in (b)(1) above.

            (c) [X] AS SOON AS ADMINISTRATIVELY FEASIBLE FOLLOWING A CHANGE OF
                  CONTROL (AS DEFINED IN SECTION 1.12).

1.07  VESTING SCHEDULE

      (a) THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(b) SHALL BE BASED UPON THE SCHEDULE(s) SELECTED BELOW.

                  (1)   [ ] N/A - No Matching Contributions

                  (2)   [X] 100% Vesting immediately

                  (3)   [ ] 3 year cliff (see C below)

                  (4)   [ ] 5 year cliff (see D below)

                  (5)   [ ] 6 year graduated (see E below)

                  (6)   [ ] 7 year graduated (see F below)

                  (7)   [ ] G below

                  (8)   [ ] Other (Attachment "B")

 YEARS OF                   VESTING SCHEDULE
SERVICE FOR                 ----------------
  VESTING      C      D      E           F      G
-----------   ----   ----   ----        ----   ----
    0           0%     0%     0%          0%   ___
    1           0%     0%     0%          0%   ___
    2           0%     0%    20%          0%   ___
    3         100%     0%    40%         20%   ___
    4         100%     0%    60%         40%   ___
    5         100%   100%    80%         60%   ___
    6         100%   100%   100%         80%   ___
    7         100%   100%   100%        100%   100%

      (b) THE PARTICIPANT'S VESTED PERCENTAGE IN EMPLOYER CONTRIBUTIONS ELECTED IN SECTION 1.05(c) SHALL BE BASED UPON THE SCHEDULE(s) SELECTED BELOW.

                  (1)   [ ] N/A - No Employer Contributions

                  (2)   [X] 100% Vesting immediately

                  (3)   [ ] 3 year cliff (see C below)

                  (4)   [ ] 5 year cliff (see D below)

                  (5)   [ ] 6 year graduated (see E below)

                  (6)   [ ] 7 year graduated (see F below)

                  (7)   [ ] G below

                  (8)   [ ] Other (Attachment "B")

 YEARS OF                   VESTING SCHEDULE
SERVICE FOR                 ----------------
  VESTING      C      D      E           F      G
-----------   ----   ----   ----        ----   ----
    0           0%     0%     0%          0%   ___
    1           0%     0%     0%          0%   ___
    2           0%     0%    20%          0%   ___
    3         100%     0%    40%         20%   ___
    4         100%     0%    60%         40%   ___
    5         100%   100%    80%         60%   ___
    6         100%   100%   100%         80%   ___
    7         100%   100%   100%        100%   100%

      (c)   [ ] YEARS OF SERVICE FOR VESTING SHALL EXCLUDE (check one):

                  (1)[ ] for new plans, service prior to the Effective Date
                         as defined in Section 1.01(e)(1).

                  (2)[ ] for existing plans converting from another plan
                         document, service prior to the original Effective Date as defined in Section 1.01(e)(2).

      (d)[X] A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS AND EMPLOYER CONTRIBUTIONS UPON THE OCCURRENCE OF THE FOLLOWING EVENT (s):

            "Cause" means, with respect to a Participant, (1) commission by the Particpant of a felony or other serious crime, (2) fraudulent or dishonest conduct by the Participant intended to benefit the Participant at the expense of the Employer, or (3) action by the Participant that brings the Employer into disrepute or otherwise harms the Employer's reputation. Section. Forfeiture of Matching Account Upon Termination for Cause. In the event a Participant's employment with the Employer is terminated for Cause, the Participant's Matching Account will be forfeited, and the Participant will not derive any benefit under the Plan from that Account.

      (e) A PARTICIPANT WILL BE 100% VESTED IN HIS MATCHING CONTRIBUTIONS AND EMPLOYER CONTRIBUTIONS UPON (CHECK THE APPROPRIATE BOX(ES), IF ANY; IF 1.06(c) IS SELECTED, PARTICIPANTS WILL AUTOMATICALLY VEST UPON CHANGE OF CONTROL AS DEFINED IN SECTION 1.12):

            (1) [X]  Normal Retirement Age (as defined in Section 1.07(e)).

            (2) [X]  Early Retirement Age (as defined in Section 1.07(f)).

            (3) [X]  Death.

            (4) [X] The date on which the Participant becomes disabled, as determined under Section 1.07(h) of the Plan.

      (f)   NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

            (1) [X] age 65.

            (2) [ ] age (specify from 55 through 64).

            (3) [ ] the later of age ___ (cannot exceed 65) or the fifth anniversary of the Participant's Commencement Date.

            If no box is checked in this Section 1.07(f), then Normal Retirement Age is 65.

      (g) [X] EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE 55 (SPECIFY 55 OR GREATER) AND COMPLETES 1 YEARS OF SERVICE FOR VESTING.

      (h) [X] THE DATE ON WHICH A PARTICPANT BECOMES DISABLED IS DETERMINED (CHECK ONE):

            (1) [X] under the long-term disability plan maintained by the
                  Employer in which the Participant participates.

            (2) [ ] under Title II or XVI of the Social
                  Security Act.

            (3) [ ] in the sole discretion of the Administrator based on factors applied in a uniform and nondiscriminatory manner.

1.08  PREDECESSOR EMPLOYER SERVICE

      [ ] SERVICE FOR PURPOSES OF VESTING IN SECTION 1.07(a) AND (b) SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(s):

      (a) ______________________________________________________________________

      (b) ______________________________________________________________________

      (c) ______________________________________________________________________

      (d) ______________________________________________________________________

1.09  UNFORESEEABLE EMERGENCY WITHDRAWALS

      PARTICIPANT WITHDRAWALS FOR UNFORESEEABLE EMERGENCY PRIOR TO TERMINATION OF EMPLOYMENT (check one; (b) must be selected if 1.06(b) has been selected):

      (a) [X] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.07, SUBJECT TO A $ 5,000 MINIMUM AMOUNT. (MUST BE AT LEAST $1,000)

      (b)   [ ] WILL NOT BE ALLOWED.

1.10  DISTRIBUTIONS

      SUBJECT TO ARTICLES 7 AND 8 DISTRIBUTIONS UNDER THE PLAN ARE ALWAYS AVAILABLE AS A LUMP SUM. CHECK BELOW TO ALLOW DISTRIBUTIONS IN INSTALLMENT
      PAYMENTS:

      [X] UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT TO EXCEED 10 YEARS.

1.11  INVESTMENT DECISIONS

      (a)   INVESTMENT DIRECTIONS

            Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

            (1)   [ ] by the Employer among the options listed in (b) below.

            (2)   [X] by each Participant among the options listed in (b) below.

            (3) [ ] in accordance with investment directions provided by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

                        (A)   [ ] Nonelective Employer Contributions

                        (B)   [ ] Matching Employer Contributions

                        The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

      (b)   PLAN INVESTMENT OPTIONS

            Participant Accounts will be treated as invested among the Investment Funds listed in the Service Agreement from time to time pursuant to Participant and/or Employer directions, as applicable.

            NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12  CHANGE IN CONTROL

      IF SECTION 1.06(c) IS SELECTED, THEN, PURSUANT TO SECTION 7.08 AND NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN TO THE CONTRARY, THE ACCOUNT BALANCES OF ALL PARTICIPANTS SHALL THE BECOME

      IMMEDIATELY NONFORFEITABLE AND SHALL BECOME PAYABLE TO THE PARTICIPANTS AS SOON AS PRACTICABLE UPON A CHANGE IN THE CONTROL OF THE EMPLOYER, AS DEFINED BELOW:

"Change of Control" means any of the following events: (A) any "person," as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), other than a person currently a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of the Company's securities becomes, after the effective date of the Plan, the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (B) during any 2-year period, individuals who at the beginning of the period constitute the Board of Directors, including for this purpose any new director whose election resulted from a vacancy on the Board of Directors caused by the mandatory retirement, death, or disability of a director and was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute a majority of the Board of Directors; (C) notwithstanding clauses (A) or (E) of this definition, the Company consummates a merger or consolidation of the Company with or into another corporation, the result of which is that the stockholders of the Company at the time of the execution of the agreement to merge or consolidate own less than 80% of the total equity of the corporation surviving or resulting from the merger or consolidation or of a corporation owning, directly or indirectly, 100% of the total equity of the surviving or resulting corporation; (D) the sale on one or a series of transactions of all or substantially all of the assets of the Company; (E) any person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 50% or more of the total number of voting shares of the Company, unless the Board of Directors has made a reasonable determination that such action does not constitute and will not constitute a change in the persons in control of the Company; or (F) a change of control of the Company of such a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act other than in circumstances specifically covered by clauses (A) through (E) above. Section . Change of Control. If a Change of Control occurs, each Participant's Accounts will be distributed to the Participant (or, in the event of the Participant's death, to the Participant's Beneficiary) in a lump sum as soon as administratively feasible after the Change of Control.

Note: Internal Revenue Code Section 280G could impose certain, adverse tax consequences on both Participants and the Employer as a result of the application of Section 1.12. The Employer should consult with its attorney prior to selecting to apply Section 1. 06(c).

1.13  RELIANCE ON PLAN

      An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" with respect to the Employer's particular situation. This Agreement must be reviewed by the Employer's attorney before it is executed.

      This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Executive Plan Basic Plan Document.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ________day of _______________, 20_______.

                                     Employer __________________________________

                                     By       __________________________________

                                     Title    __________________________________

                                     Employer __________________________________

                                     By       __________________________________

                                         Title   _______________________________

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ________day of _______________, 20_______.

                                 Employer _________________________

                                 By _______________________________

                                 Title ____________________________

                                 Employer _________________________

                                 By _______________________________

                                      Title _______________________

                                  ATTACHMENT A

PURSUANT TO SECTION 1.03(a), THE FOLLOWING ARE THE EMPLOYEES WHO ARE ELIGIBLE TO PARTICIPATE IN THE PLAN:

                                    EMPLOYER
                                    __________________________________

                                    BY
                                    __________________________________

                                    TITLE
                                    __________________________________

                                    DATE
                                    __________________________________

NOTE: The Employer must revise Attachment A to add Employees as they become eligible or delete Employees who are no longer eligible. Attachment A should be signed and dated every time a change is made.

                                  ATTACHMENT B

(a) [ ] THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(b) SHALL BE BASED UPON THE FOLLOWING SCHEDULE:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

(b) [ ] THE PARTICIPANT'S VESTED PERCENTAGE IN EMPLOYER CONTRIBUTIONS ELECTED IN SECTION 1.05(c) SHALL BE BASED UPON THE FOLLOWING SCHEDULE:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________